UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
_________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 3, 2021
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American Assets Trust, Inc.
American Assets Trust, L.P.
(Exact name of registrant as specified in its charter)
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Maryland	001-35030	27-3338708
(American Assets Trust, Inc.)	(American Assets Trust, Inc.)	(American Assets Trust, Inc.)

Maryland	333-202342-01	27-3338894
(American Assets Trust, L.P.)	(American Assets Trust, L.P.)	(American Assets Trust, L.P.)
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

3420 Carmel Mountain Road, Suite 100
San Diego, California 92121
(Address of principal executive offices and Zip Code)

(858) 350-2600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

Equity Distribution Agreements

In connection with the commencement of a “continuous equity offering” under which American Assets Trust, Inc. (the “Company”) may sell up to an aggregate of $250 million of its common stock (the “Shares”) from time to time in “at the market” offerings (the “Offering”), on December 3, 2021, the Company filed with the Securities and Exchange Commission (the “SEC”) a prospectus supplement (the “Prospectus Supplement”). The Company may sell the Shares in amounts and at times to be determined by the Company from time to time but has no obligation to sell any of the Shares in the Offering. Actual sales will depend on a variety of factors to be determined by the Company from time to time, including (among others) market conditions, the trading price of the Company’s common stock, capital needs and determinations by the Company of the appropriate sources of funding for the Company.

The Offering is being conducted pursuant to certain equity distribution agreements, which the Company entered into with each of Wells Fargo Securities, LLC, BofA Securities, Inc., Jefferies LLC, Mizuho Securities USA LLC and BTIG, LLC, as agents for the offer and sale of the Shares (each individually, a “Placement Agent”, and together, the “Placement Agents”), each on December 3, 2021 (collectively, the “Agreements”). The Offering will terminate upon the earlier of (1) the sale of an aggregate of $250 million of Shares pursuant to the Offering or (2) the termination of all of the Agreements. The Agreements may be terminated by the Placement Agents or the Company at any time upon prior written notice, and by the Placement Agents at any time in certain circumstances, including the Company’s failure to maintain a listing of its common stock on the New York Stock Exchange (“NYSE”) or the occurrence of a material adverse change in the Company. Collectively, the Agreements provide that the Company may offer and sell from time to time up to an aggregate of $250 million of the Shares pursuant to the Agreements through the Placement Agents. The Agreements provide that a Placement Agent will be entitled to compensation that will not exceed, but may be lower than, 2.0% of the gross proceeds from the sale of any of the Shares sold under the Agreement to which such Placement Agent is a party.

Sales of the Shares, if any, under the Agreements may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including sales made directly on the NYSE or sales made to or through a market maker or through an electronic communications network. The Company or any of the Placement Agents may at any time suspend the offering or terminate the Agreements pursuant to the terms of the Agreements.

The Shares will be issued pursuant to the Prospectus Supplement and the Company’s shelf registration statement on Form S-3ASR (File No. 333-252097) filed on January 14, 2021 with the SEC. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Agreements are filed as Exhibits 1.1 through 1.5 to this Current Report. The description of the Agreements does not purport to be complete and is qualified in its entirety by reference to the Agreements filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Supplemental Federal Income Tax Considerations

The discussion under the heading “Federal Income Tax Considerations” in Exhibit 99.1 to the Company’s Current Report on Form 8-K filed with the SEC on January 14, 2021 (the “January 2021 Form 8-K”) hereby supersedes and replaces the discussion under the heading “Federal Income Tax Considerations” in the Company’s shelf registration statement on Form S-3ASR (File No. 333-252097) (the “January 2021 Registration Statement”) filed with the SEC on January 14, 2021.

Prospective investors should carefully review the discussion appearing in Exhibit 99.1 to the January 2021 Form 8-K, as well as the other information included and incorporated by reference in the January 2021 Registration Statement and the Prospectus filed therewith (modified as described above), before acquiring any securities pursuant to that registration statement.

Prospective investors in any securities offered by the January 2021 Registration Statement should consult their tax advisors regarding the U.S. federal income and other tax consequences to them of the acquisition, ownership and disposition of such securities.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits:
The following exhibits are filed herewith:

Exhibit Number	Exhibit Description
1.1*	Equity Distribution Agreement, dated December 3, 2021, by and among American Assets Trust, Inc., American Assets Trust, L.P., and Wells Fargo Securities, LLC
1.2*	Equity Distribution Agreement, dated December 3, 2021, by and among American Assets Trust, Inc., American Assets Trust, L.P., and BofA Securities, Inc.
1.3*	Equity Distribution Agreement, dated December 3, 2021, by and among American Assets Trust, Inc., American Assets Trust, L.P., and Jefferies LLC
1.4*	Equity Distribution Agreement, dated December 3, 2021, by and among American Assets Trust, Inc., American Assets Trust, L.P., and Mizuho Securities USA LLC
1.5*	Equity Distribution Agreement, dated December 3, 2021, by and among American Assets Trust, Inc., American Assets Trust, L.P., and BTIG, LLC
5.1*	Opinion of Venable LLP regarding the legality of the shares offered
23.1*	Consent of Venable LLP (included in Exhibit 5.1)

*Filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Assets Trust, Inc.
	By:	/s/ Adam Wyll
Adam Wyll President and Chief Operating Officer
December 3, 2021

American Assets Trust, L.P.
	By:	/s/ Adam Wyll
Adam Wyll President and Chief Operating Officer
December 3, 2021

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
1.1*	Equity Distribution Agreement, dated December 3, 2021, by and among American Assets Trust, Inc., American Assets Trust, L.P., and Wells Fargo Securities, LLC
1.2*	Equity Distribution Agreement, dated December 3, 2021, by and among American Assets Trust, Inc., American Assets Trust, L.P., and BofA Securities, Inc.
1.3*	Equity Distribution Agreement, dated December 3, 2021, by and among American Assets Trust, Inc., American Assets Trust, L.P., and Jefferies LLC
1.4*	Equity Distribution Agreement, dated December 3, 2021, by and among American Assets Trust, Inc., American Assets Trust, L.P., and Mizuho Securities USA LLC
1.5*	Equity Distribution Agreement, dated December 3, 2021, by and among American Assets Trust, Inc., American Assets Trust, L.P., and BTIG, LLC
5.1*	Opinion of Venable LLP regarding the legality of the shares offered
23.1*	Consent of Venable LLP (included in Exhibit 5.1)
*Filed herewith.
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